EXHIBIT 10.47


             REAFFIRMATION AND RATIFICATION AGREEMENT AND AMENDMENT
             ------------------------------------------------------


                                                              March 31, 2006
Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:

         Reference is made to the (a) Master Security Agreement dated as of May 14, 2004 among XStream Beverage Network, Inc., a Nevada corporation (the "Company"), Total Beverage Network, Inc., a Florida corporation ("Total Beverage"), Beverage Network of Connecticut, Inc., a Florida corporation ("Connecticut"), Beverage Network of Massachusetts, Inc., a Florida corporation ("Massachusetts"), Beverage Network of Hawaii, Inc., a Florida corporation ("Hawaii"), Xstream Brands, Inc., a Florida corporation ("Brands") and Beverage Network of Maryland, Inc., a Florida corporation ("Maryland") (as amended, modified or supplemented from time to time, including on the date hereof, the "Master Security Agreement"), (b) Stock Pledge Agreement dated as of May 14, 2004 by and among the Company, Total Beverage, Connecticut, Massachusetts, Hawaii, Brands and Maryland in favor of Laurus (as amended, modified or supplemented from time to time, including on the date hereof, the "Stock Pledge Agreement") and (c) the Grant of Security Interest in Patents and Trademarks, dated as of May 14, 2004, made by Brands in favor of Laurus (as amended, modified or supplemented from time to time, the "Grant")(the Master Security Agreement, the Stock Pledge Agreement and the Grant, collectively, the "Existing Security Agreements").

         To induce Laurus to provide additional financial accommodations to the Company and its Subsidiaries evidenced by (i) that certain Secured Non-Convertible Term Note, dated the date hereof, made by the Company and certain subsidiaries of the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "March 2006 Non-Convertible Term Note"),
(ii) that certain Secured Convertible Term Note, dated the date hereof, made by the Company and certain subsidiaries of the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "March 2006 Convertible Term Note"), (iii) that certain Secured Revolving Note, dated the date hereof, made by the Company and certain subsidiaries of the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "March 2006 Revolving Note"), (iv) the Security Agreement referred to in each of the March 2006 Non-Convertible Term Note, the March 2006 Convertible Term Note and the March 2006 Revolving Note (as amended, modified or supplemented from time to time, the "March 2006 Security Agreement"), and (v) the Ancillary Agreements referred to in, and defined in, the March 2006 Security Agreement (as amended, modified or supplemented from time to time, the "March 2006 Ancillary Agreements"; the agreements set forth in the preceding clauses (i) through (v), inclusive, collectively, the "March 2006 Agreements"), each of the undersigned, as to itself:

            (a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of the March 2006 Agreements and the documents, instruments and agreements entered into in connection therewith;

            (b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of the Company, Total Beverage, Connecticut, Massachusetts, Hawaii, Brands and Maryland under the March 2006 Agreements are (i) "Obligations" under, and as defined in, the Master Security Agreement, and (ii) "Indebtedness" under, and as defined in, the Stock Pledge Agreement;

            (c) acknowledges, ratifies and confirms that the March 2006 Agreements are "Documents" under, and as defined in, each of the Master Security Agreement and the Stock Pledge Agreement;

            (d) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of the March 2006 Agreements;

            (e) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any Existing Security Agreement; and

            (f) acknowledges, ratifies and confirms the grant by each of the Company, Total Beverage, Connecticut, Massachusetts, Hawaii, Brands and Maryland to Laurus of a security interest in the assets of (including the equity interests owned by) each of the Company, Total Beverage, Connecticut, Massachusetts, Hawaii, Brands and Maryland, respectively, as more specifically set forth in the Existing Security Agreements.



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         This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                        Very truly yours,


                                        XSTREAM BEVERAGE NETWORK, INC.


                                        By:    /s/
                                               ---------------------------------
                                        Name:
                                        Title:


                                        TOTAL BEVERAGE NETWORK, INC.


                                        By:    /s/
                                               ---------------------------------
                                        Name:
                                        Title:


                                        BEVERAGE NETWORK OF CONNECTICUT, INC.


                                        By:    /s/
                                               ---------------------------------
                                        Name:
                                        Title:


                                        BEVERAGE NETWORK OF MASSACHUSETTS, INC.


                                        By:    /s/
                                               --------------------------------
                                        Name:
                                        Title:


                                        BEVERAGE NETWORK OF HAWAII, INC.


                                        By:    /s/
                                               --------------------------------
                                        Name:
                                        Title:


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


                                        XSTREAM BRANDS, INC.


                                        By:    /s/
                                               ---------------------------------
                                        Name:
                                        Title:


                                        BEVERAGE NETWORK OF MARYLAND, INC.


                                        By:    /s/
                                               ---------------------------------
                                        Name:
                                        Title:













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


Acknowledged and Agreed to by:


LAURUS MASTER FUND, LTD.


By:    /s/
       ---------------------------------
Name:
Title: